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                                                                      Exhibit 24

                                 TENNANT COMPANY

                                Power of Attorney
                           of Director and/or Officer


         The undersigned director and/or officer of Tennant Company, a Minnesota corporation, does hereby make, constitute and appoint Janet M. Dolan, Anthony T. Brausen and James J. Seifert, and each or any one of them, his or her true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in his or her name, place and stead, to sign and affix the undersigned's name as director and/or officer of the Company to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments (including post-effective amendments) thereto, to be filed by the Company with the Securities and Exchange Commission, in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock or other securities proposed to be issued or sold by the Company pursuant to the Tennant Company Amended and Restated 1999 Stock Incentive Plan, and to file the same with the SEC, granting unto these attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 1st day of November, 2001.


                                                  /s/ Janet M. Dolan
                                         ---------------------------------------
                                                    Janet M. Dolan


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                                 TENNANT COMPANY

                                Power of Attorney
                           of Director and/or Officer


         The undersigned director and/or officer of Tennant Company, a Minnesota corporation, does hereby make, constitute and appoint Janet M. Dolan, Anthony T. Brausen and James J. Seifert, and each or any one of them, his or her true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in his or her name, place and stead, to sign and affix the undersigned's name as director and/or officer of the Company to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments (including post-effective amendments) thereto, to be filed by the Company with the Securities and Exchange Commission, in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock or other securities proposed to be issued or sold by the Company pursuant to the Tennant Company Amended and Restated 1999 Stock Incentive Plan, and to file the same with the SEC, granting unto these attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 10th day of November, 2001.


                                                   /s/ David C. Cox
                                         ---------------------------------------
                                                      David C. Cox


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                                 TENNANT COMPANY

                                Power of Attorney
                           of Director and/or Officer


         The undersigned director and/or officer of Tennant Company, a Minnesota corporation, does hereby make, constitute and appoint Janet M. Dolan, Anthony T. Brausen and James J. Seifert, and each or any one of them, his or her true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in his or her name, place and stead, to sign and affix the undersigned's name as director and/or officer of the Company to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments (including post-effective amendments) thereto, to be filed by the Company with the Securities and Exchange Commission, in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock or other securities proposed to be issued or sold by the Company pursuant to the Tennant Company Amended and Restated 1999 Stock Incentive Plan, and to file the same with the SEC, granting unto these attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 7th day of November, 2001.


                                                 /s/ Andrew P. Czajkowski
                                         ---------------------------------------
                                                   Andrew P. Czajkowski


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                         TENNANT COMPANY TENNANT COMPANY

                                Power of Attorney
                           of Director and/or Officer


         The undersigned director and/or officer of Tennant Company, a Minnesota corporation, does hereby make, constitute and appoint Janet M. Dolan, Anthony T. Brausen and James J. Seifert, and each or any one of them, his or her true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in his or her name, place and stead, to sign and affix the undersigned's name as director and/or officer of the Company to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments (including post-effective amendments) thereto, to be filed by the Company with the Securities and Exchange Commission, in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock or other securities proposed to be issued or sold by the Company pursuant to the Tennant Company Amended and Restated 1999 Stock Incentive Plan, and to file the same with the SEC, granting unto these attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 7th day of November, 2001.


                                                    /s/ James T. Hale
                                         ---------------------------------------
                                                      James T. Hale

                                 TENNANT COMPANY

                                Power of Attorney
                           of Director and/or Officer


         The undersigned director and/or officer of Tennant Company, a Minnesota corporation, does hereby make, constitute and appoint Janet M. Dolan, Anthony T. Brausen and James J. Seifert, and each or any one of them, his or her true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in his or her name, place and stead, to sign and affix the undersigned's name as director and/or officer of the Company to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments (including post-effective amendments) thereto, to be filed by the Company with the Securities and Exchange Commission, in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock or other securities proposed to be issued or sold by the Company pursuant to the Tennant Company Amended and Restated 1999 Stock Incentive Plan, and to file the same with the SEC, granting unto these attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 1st day of November, 2001.


                                                  /s/ Pamela K. Knous
                                         ---------------------------------------
                                                    Pamela K. Knous


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                                 TENNANT COMPANY

                                Power of Attorney
                           of Director and/or Officer


         The undersigned director and/or officer of Tennant Company, a Minnesota corporation, does hereby make, constitute and appoint Janet M. Dolan, Anthony T. Brausen and James J. Seifert, and each or any one of them, his or her true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in his or her name, place and stead, to sign and affix the undersigned's name as director and/or officer of the Company to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments (including post-effective amendments) thereto, to be filed by the Company with the Securities and Exchange Commission, in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock or other securities proposed to be issued or sold by the Company pursuant to the Tennant Company Amended and Restated 1999 Stock Incentive Plan, and to file the same with the SEC, granting unto these attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 5th day of November, 2001.


                                                   /s/ William I. Miller
                                         ---------------------------------------
                                                     William I. Miller

                                 TENNANT COMPANY

                                Power of Attorney
                           of Director and/or Officer


         The undersigned director and/or officer of Tennant Company, a Minnesota corporation, does hereby make, constitute and appoint Janet M. Dolan, Anthony T. Brausen and James J. Seifert, and each or any one of them, his or her true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in his or her name, place and stead, to sign and affix the undersigned's name as director and/or officer of the Company to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments (including post-effective amendments) thereto, to be filed by the Company with the Securities and Exchange Commission, in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock or other securities proposed to be issued or sold by the Company pursuant to the Tennant Company Amended and Restated 1999 Stock Incentive Plan, and to file the same with the SEC, granting unto these attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 7th day of November, 2001.


                                                   /s/ Edwin L. Russell
                                         ---------------------------------------
                                                     Edwin L. Russell


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                                 TENNANT COMPANY

                                Power of Attorney
                           of Director and/or Officer


         The undersigned director and/or officer of Tennant Company, a Minnesota corporation, does hereby make, constitute and appoint Janet M. Dolan, Anthony T. Brausen and James J. Seifert, and each or any one of them, his or her true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in his or her name, place and stead, to sign and affix the undersigned's name as director and/or officer of the Company to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments (including post-effective amendments) thereto, to be filed by the Company with the Securities and Exchange Commission, in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock or other securities proposed to be issued or sold by the Company pursuant to the Tennant Company Amended and Restated 1999 Stock Incentive Plan, and to file the same with the SEC, granting unto these attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 1st day of November, 2001.


                                                 /s/ Stephen G. Shank
                                         ---------------------------------------
                                                  Stephen G. Shank

                                 TENNANT COMPANY

                                Power of Attorney
                           of Director and/or Officer


         The undersigned director and/or officer of Tennant Company, a Minnesota corporation, does hereby make, constitute and appoint Janet M. Dolan, Anthony T. Brausen and James J. Seifert, and each or any one of them, his or her true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in his or her name, place and stead, to sign and affix the undersigned's name as director and/or officer of the Company to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments (including post-effective amendments) thereto, to be filed by the Company with the Securities and Exchange Commission, in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock or other securities proposed to be issued or sold by the Company pursuant to the Tennant Company Amended and Restated 1999 Stock Incentive Plan, and to file the same with the SEC, granting unto these attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 2nd day of November, 2001.


                                                    /s/ Frank L. Sims
                                         ---------------------------------------
                                                      Frank L. Sims